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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 2, 1999
                                                         ----------------



                                THE GEON COMPANY
                                ----------------
               (Exact name of registrant as specified in charter)



   Delaware                         1-11804                    34-1730488
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)


                     One Geon Center, Avon Lake, Ohio      44012
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code   440-930-1001
                                                           ---------------
                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
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         The Geon Company announced today that the Federal Trade Commission
(FTC) has closed its inquiry into the joint ventures planned between Geon and Occidental Chemical Corporation (OxyChem), a subsidiary of Occidental Petroleum Corporation. Closing of the inquiry means Geon and OxyChem are able to proceed with the joint venture transactions.

Item 7(c).    Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 Press Release of February 2, 1999 announcing that the Federal Trade
Commission (FTC) has closed its inquiry into the joint ventures planned between Geon and Occidental Chemical Corporation, a subsidiary of Occidental Petroleum Corporation.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE GEON COMPANY




                                                By   \s\ Gregory L. Rutman
                                                --------------------------------
                                                Secretary



Dated February 4, 1999